POWER OF ATTORNEY

We, the undersigned directors of the Registrant, hereby severally constitute and appoint A. Patrick Linton and Mark A. Severson, or either of them, our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1999, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

              Signature                         Title                                   Date
/s/ George B. Callan, Jr.                   Director                                March 14, 2000
------------------------------------
George B. Callan, Jr.


/s/ Miles M. Circo                          Director                                March 14, 2000
------------------------------------
Miles M. Circo


/s/ Shirley D. Collier                      Director                                March 14, 2000
------------------------------------
Shirley D. Collier


/s/ Clyde C. Crum                           Chairman of the Board of Directors      March 14, 2000
------------------------------------
Clyde C. Crum


/s/ James S. Grimes                         Director                                March 14, 2000
------------------------------------
James S. Grimes


/s/ Bernard L. Grove, Jr.                   Director                                March 14, 2000
------------------------------------
Bernard L. Grove, Jr.


/s/ Gail T. Guyton                          Director                                March 14, 2000
------------------------------------
Gail T. Guyton


                                            Director                                March 14, 2000
------------------------------------
Frank L. Hewitt, III


/s/ Jacob R. Ramsburg, Jr.                  Director                                March 14, 2000
------------------------------------
Jacob R. Ramsburg, Jr.


/s/ Kenneth W. Rice                         Director                                March 14, 2000
------------------------------------
Kenneth W. Rice

              Signature                         Title                                   Date

/s/ Rand D. Weinberg                        Director                                March 14, 2000
------------------------------------
Rand D. Weinberg


/s/ DeWalt J. Willard, Jr.                  Director                                March 14, 2000
------------------------------------
DeWalt J. Willard, Jr.








                                   Page 2 of 2